Exhibit 32.1

Certification of Chief Executive Officer
Pursuant to 18 U.S.C. SECTION 1350, AS ADOPTED
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, R. David Spreng, Chief Executive Officer, in connection with the Annual Report of Runway Growth Finance Corp. (the “Company”), on Form 10-K for the year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Annual Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 20, 2025

/s/ R. David Spreng
R. David Spreng
Chief Executive Officer
(Principal Executive Officer)
Runway Growth Finance Corp.